Exhibit 10.22

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Execution Copy

FIRST AMENDMENT TO

THE LICENSE AGREEMENT

This First Amendment to the License Agreement (this “Amendment”) is made and entered into as of the 22nd day of May, 2014 (the “Effective Date”), by and among Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (“Kadmon”) and AbbVie Inc., a Delaware corporation (“AbbVie”). Kadmon and AbbVie may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS the Parties entered into that certain License Agreement, dated as of June 13, 2013 (the “License Agreement”); and

WHEREAS the Parties desire to amend such License Agreement through this Amendment, which is an instrument in writing signed by each of the parties to the License Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and provisions contained herein and in the License Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.              Amendment. Effective as of the Effective Date, and pursuant to Section 14.9 of the License Agreement, the Parties hereby agree as follows:

1.1.                            The definition of Ancillary Agreements is hereby amended and restated in its entirety as follows:

“Ancillary Agreements” means, collectively, the Asset Purchase Agreement, the Bill of Sale, Assignment and Assumption Agreement, the Patent Assignment Agreement, the Supply Agreement, the Sublicense Agreement and the Escrow Agreement.

1.2.                            The first sentence of Section 6.1 of the License Agreement is hereby amended and restated in its entirety as follows:

“6.1. Upfront Payment. In partial consideration for the rights and licenses granted by Kadmon to AbbVie hereunder, AbbVie shall pay a one-time upfront payment of forty-nine million dollars (US$49,000,000); provided that *** of such one-time upfront payment (the “Escrow Amount”) shall be delivered by or on behalf of AbbVie by wire transfer of immediately available funds to the Escrow Agent for deposit in accordance with the terms of the Escrow Agreement in order to help secure the indemnification obligations of Kadmon under this Agreement; provided, however that the amount escrowed shall in no event limit or otherwise restrict AbbVie’s ability to collect or obtain Losses from Kadmon in excess of the Escrow Amount.”

2.              Sublicense Agreement. Concurrent with the execution and delivery of this Amendment, Kadmon and AbbVie shall enter into the sublicense agreement, attached hereto as Exhibit A (the “Sublicense Agreement”), under that certain License Agreement by and between Merck

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& Sharp & Dohme Corp. (successor to Schering Corporation) and Kadmon Pharmaceuticals, LLC (successor to Three Rivers Pharmaceuticals, LLC), dated February 7, 2003, as amended by the First Amendment to License Agreement, dated October 28, 2013.

3.              Interpretation of Certain Terms. The words “this Agreement,” “herein,” “hereof” and other like words in the License Agreement from and after the effective time of this Amendment shall mean and include the License Agreement as amended hereby.

4.              No Further Amendment. Except as expressly provided in this Amendment, the terms and conditions of the License Agreement are and remain in full force and effect.

5.              Incorporation by Reference. The terms and conditions of Article 14 of the License Agreement are incorporated in this Amendment by this reference.

[Signature page follows]

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

Kadmon Pharmaceuticals, LLC		AbbVie Inc.

By:	/s/ Steven N. Gordon	By:	/s/ A. Duvvur

Name:	Steven N. Gordon	Name:	A. Duvvur
Executive Vice President and
Title:	General Counsel	Title:	Treasurer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Exhibit A

SUBLICENSE AGREEMENT

This Sublicense Agreement (the “Agreement”) is made and entered into effective as of May 22, 2014 (the “Effective Date”) by and between Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (“Sublicensor”), and AbbVie Inc., a Delaware corporation (“AbbVie”). Sublicensor and AbbVie are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Sublicensor and Merck & Sharp & Dohme Corp. (“Merck”) are parties to that certain License Agreement effective February 7, 2003, as amended by that certain First Amendment to License Agreement, effective October 23, 2013 (collectively, the “Merck License Agreement”) pursuant to which Merck granted Sublicensor a license to use certain know-how, patents and other intellectual property to make, use, sell, offer to sell and import the Sublicensed Product into the Territory;

WHEREAS, pursuant to the Merck License Agreement, Merck expressly consented to, and authorized Sublicensor to, sublicense its rights to the Existing Patent Rights and/or utilize any third party entity as a distributor of the Sublicense Product without Merck’s prior written consent.

WHEREAS, Sublicensor and AbbVie are parties to certain agreements, including a License Agreement, effective June 17, 2013 (“License Agreement”), pursuant to which Sublicensor granted AbbVie and its Affiliates a license to develop and commercialize the Product in the Territory described in the License Agreement on an exclusive or non-exclusive basis;

WHEREAS, Sublicensor wishes to grant a sublicense to AbbVie, and AbbVie wishes to take, a sublicense under such intellectual property rights to develop and commercialize the Product in the Territory, in each case in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

This Agreement includes the terms and conditions of the License Agreement, which are hereby incorporated by this reference as though the same was set forth in its entirety. Any capitalized terms in this Agreement shall have the meaning ascribed to such terms under the License Agreement. In addition, for the purpose of this Agreement, unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1                               “AbbVie” has the meaning set forth in the preamble hereto.

1.2                               “Agreement” has the meaning set forth in the preamble hereto.

1.3                               “Effective Date” means the effective date of this Agreement as set forth in the preamble hereto.

1.4                               “Existing Patent Rights” means Merck’s, its Affiliates, successors or assigns (a) issued U.S. patents listed in Schedule 1, including all reexaminations and reissues of such patents and (b) pending U.S. patent applications listed in Schedule 2, including all divisional and continuations, and continuation-in-part of such patent applications, and all reexaminations and reissues of patent that issue from such applications licensed to Sublicensor under the Merck License Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.5                               “License Agreement” has the meaning set forth in the preamble hereto.

1.6                               “Merck” has the meaning set forth in the preamble hereto.

1.7                               “Merck License Agreement” has the meaning set forth in the preamble hereto.

1.8                               “Sublicense” has the same meaning set forth in Section 2.1.1.

1.9                               “Sublicensor” has the meaning set forth in the preamble hereto.

1.10                        “Term” has the meaning set forth in Section 6.1.

1.11                        “Territory” means the United States of America, its territories, protectorates and possessions.

1.12                        “Third Party” means any Person other than Sublicensor, AbbVie and their respective Affiliates.

ARTICLE 2

GRANT OF SUBLICENSE

2.1                                             Grants to AbbVie. Sublicensor (on behalf of itself and its Affiliates) hereby grants to AbbVie a nonexclusive, fully-paid, royalty-free sublicense to Existing Patent Rights to make, have made and Commercialize Product in the Territory (the “Sublicense”).

2.2                                             Sublicenses. AbbVie shall have the right to grant sublicenses (or further rights of reference), through multiple tiers of sublicensees, under the licenses and rights of reference granted in Section 2.1, to its Affiliates and other Persons; provided that any such sublicenses shall be consistent with the terms and conditions of this Agreement and License Agreement; provided further that AbbVie shall provide written notice to Kadmon of any sublicense to a Third Party and shall remain liable to Kadmon for any breach of this Sublicense (or any sublicense hereunder) by any of AbbVie’s sublicensees.

2.3                                             No Other Rights. No rights are granted except as expressly set forth in this Agreement. The only rights granted under the Existing Patent Rights are stated expressly in this Agreement.

2.4                                             No Other Compensation. Each Party hereby agrees that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by one Party to the other Party in connection with the transactions contemplated herein. Neither Party previously has paid or entered into any other commitment to pay, whether orally or in writing, any of the other Party’s employees, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transaction contemplated herein.

2.5                                             FDA Submission. Sublicensor will provide AbbVie with prompt written notice of any patent information submitted to the FDA for listing in association with the Product upon its receipt of notice from Merck.

ARTICLE 3

CONFIDENTIALITY AND NON-DISCLOSURE

3.1                               No disclosure of the existence or terms of this Agreement may be made by either Party, and no Party shall use the name, trademark, trade name or log of the other Party, its Affiliates or their respective employee(s) in any publicity, promotion, press release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by Applicable Law.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1                                             Sublicensor Representations and Warranties. Sublicensor represents and warrants to AbbVie, as of the Effective Date, as follows:

4.1.1                     Organization. It is a limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, limited liability company or otherwise, to execute, deliver, and perform this Agreement.

4.1.2                     Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (a) Sublicensor’s charter documents, bylaws, or other organizational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which it is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to Sublicensor.

4.1.3                     Binding Agreement. This Agreement is a legal, valid, and binding obligation of Sublicensor enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

4.1.4                     No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder.

4.1.5                     Right to Grant Sublicense. To the best of Sublicensor’s knowledge, Merck or its Affiliates own or control all of the rights, title and interest in and to the Existing Patent Rights, and Sublicensor has the full right and authority to grant the Sublicense herein.

4.1.6                     Breach of Merck License Agreement. It is not in breach of the Merck License Agreement and has no knowledge of an anticipated breach of the Merck License Agreement

4.2                                             AbbVie Representations and Warranties. AbbVie represents and warrants to Sublicensor, as of the Effective Date, as follows:

4.2.1                     Organization. It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement.

4.2.2                     Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (a) AbbVie’s charter documents, bylaws, or other organizational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which it is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to Sublicensor.

4.2.3                     Binding Agreement. This Agreement is a legal, valid, and binding obligation of AbbVie enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

4.3                                             DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 5

INDEMNITY

5.1                                             Indemnification of AbbVie By Sublicensor. Sublicensor shall indemnify, defend and hold harmless AbbVie, its Affiliates and their respective employees, officers, directors and agents in accordance with the terms set forth in Section 11.2 of the License Agreement.

ARTICLE 6

TERM AND TERMINATION

6.1                                             Term. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall continue in force and effect until the earlier of (i) the date of expiration of the last to expire Existing Patent Rights, or (ii) the termination of the License Agreement.

6.2                                             Irrevocable Sublicense. This sublicense is irrevocable as between the Parties but is revocable upon termination by Merck under the terms of the Merck License Agreement.

6.3                                             Sublicensor Breach. Sublicensor shall comply with all the terms and conditions contained in the Merck License Agreement, and shall not terminate the Merck license Agreement without the prior written consent of AbbVie. Sublicensor shall not amend, modify or waive any provision of the Merck License Agreement that would negatively affect AbbVie’s rights under this Agreement without the prior written consent of AbbVie. Sublicensor will use commercially reasonable efforts to cure any Sublicensor breach of the Merck License Agreement (to the extent such breach is capable of being cured) within thirty (30) days of its receipt of Merck’s written notice requesting cure of any such breach.

6.4                                             Notice of Termination. Sublicensor shall promptly provide copies of any notices or correspondence between Merck and Subicensor with respect to any allegations of breach or any other matter that could potentially affect AbbVie’s rights hereunder, including reasonable details of the circumstances for termination.

6.5                               Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by AbbVie or Sublicensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

6.6                               Accrued Rights; Surviving Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

[Signature page follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Effective Date.

KADMON PHARMACEUTICALS, LLC	ABBVIE INC.

By:	By:

Name:	Name:

Title:	Title:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 1

Issued U.S. Patents

1.                                      Ribavirin Compositions

US Patent No. 5,914,128

US Patent No. 6,051,252

US Patent No. 6,335,032

US Patent No. 6,337,090

2.                                      Use of Ribavirin in Combination with Interferon or Pegylated Interferon

US Patent No. 5,908,621

US Patent No. 6,172,046

US Patent No. 6,177,074

US Patent No. 6,524,570

3.                                      Other

US Patent No. 5,916,594

US Patent No. 6,461,605

US Patent No. 6,472,373

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Schedule 2

Pending U.S. Applications

None